April 15, 2015

ULTIMUS MANAGERS TRUST
(the "Trust")

Ryan Labs Core Bond Fund

Supplement to Prospectus and Statement of Additional Information,
each dated December 24, 2014

This supplement updates certain information contained in the Prospectus of Ryan Labs Core Bond Fund (the "Fund") as described below. For more information or to obtain a copy of the Fund's Prospectus or Statement of Additional Information ("SAI"), free of charge, please contact the Fund at 1-800-514-3583.

Investment Adviser Change in Control

Effective April 2, 2015, Sun Life Financial, Inc. ("Sun Life") acquired 100% of the equity interests in the Fund's Investment Adviser, Ryan Labs, Inc. ("Ryan Labs") (the "Transaction"). Sun Life is a publicly traded company domiciled in Canada having a principal office at 150 King Street West, Toronto, Ontario, Canada, M5H 1J9. Also effective with the closing of the Transaction, Ryan Labs changed its name to "Ryan Labs Asset Management Inc." Ryan Labs' address remains at 500 Fifth Avenue, Suite 2520, New York, New York 10110.

New Investment Advisory Agreement and Expense Limitation Agreement

The Fund's investment advisory agreement with Ryan Labs in effect prior to April 2, 2015 (the "Prior Advisory Agreement") provided for its automatic termination in the event of its assignment. As a result, the completion of the Transaction resulted in the termination of the Prior Advisory Agreement. On February 27, 2015, the Trust's Board of Trustees approved a new investment advisory agreement with Ryan Labs for the Fund (the "New Advisory Agreement"). The shareholders of the Fund approved the New Advisory Agreement via written consent on March 31, 2015.

Under the New Advisory Agreement, which became effective on April 2, 2015, Ryan Labs provides the same advisory services to the Fund on the same terms provided under the Prior Advisory Agreement except that the initial term of the New Advisory Agreement will expire April 2, 2017. There are no changes to the advisory fees, investment objectives, or principal investment strategies of the Fund or composition of the Fund's portfolio management team.

In addition, on February 27, 2015, the Board also approved a new expense limitation agreement (the "New Expense Limitation Agreement") between the Trust, on behalf of the Fund, and Ryan Labs, because the prior expense limitation agreement for the Fund (the "Prior Expense Limitation Agreement") terminated with the termination of the Prior Advisory Agreement. The terms of the New Expense Limitation Agreement are identical to those of the Prior Expense Limitation Agreement, except that the initial term of the New Expense Limitation Agreement will expire April 2, 2017. The New Expense Limitation Agreement became effective on April 2, 2015.

In connection with the Transaction, the changes described below to the Fund's Prospectus and SAI are effective immediately.

Changes to the Prospectus and SAI

All references to "Ryan Labs, Inc." in the Prospectus and SAI should be replaced with "Ryan Labs Asset Management Inc."

All references to Expense Limitation Agreement's end date as "March 31, 2017" in the Prospectus and SAI should be replaced with "April 2, 2017".

The following replaces the first paragraph, in its entirety, under section "Fund Management – The Investment Adviser", on page 17 of the Prospectus, and section "Investment Adviser", on page 11 of the SAI:

Ryan Labs Asset Management Inc., 500 Fifth Avenue, Suite 2520, New York, New York 10110, serves as the investment adviser to the Fund. The Adviser provides the Fund with a continuous program of investing the Fund's assets and determining the composition of the Fund's portfolio. The Adviser is controlled by Sun Life Financial, Inc. ("Sun Life"). Sun Life acquired a controlling interest in the Adviser effective April 2, 2015. Although the Adviser has experience advising clients with strategies similar to that of the Fund, it has not previously managed an open-end mutual fund. The Adviser has been registered with the Securities and Exchange Commission since 1989 and provides investment advisory services to other accounts and a private investment fund.

Investors should retain this supplement for future reference.

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